                                                                    Exhibit 10.1


                        AMENDMENT NO. 4 TO LOAN AGREEMENT
                        ---------------------------------


         AGREEMENT, made as of the 15th day of April, 2002, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, THE "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and, collectively, the "BANKS"); and

         KEY CORPORATE CAPITAL INC., a Michigan corporation, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

                              W I T N E S S E T H:

         WHEREAS:

         (A) The Borrowers, the Agent and the Banks entered into a certain Loan Agreement dated as of March 28, 1997 (as amended by (i) Amendment No. 1 to Loan Agreement dated as of October 1, 1998, (ii) Amendment No. 2 to Loan Agreement dated as of January 29, 2001, and (iii) Amendment No. 3 to Loan Agreement dated as of October 5, 2001, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "LOAN AGREEMENT");

         (B) The Borrowers wish to amend the definition of the "Borrowing Base" in the Original Loan Agreement and the Banks and the Agent are willing to amend the Original Loan Agreement as hereinafter set forth; and

         (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

               (a) The definition of "Borrowing Base" appearing in Article 1 of the Original Loan Agreement is hereby amended by deleting clause (i)(G) thereof in its entirety, deleting the comma at the end of clause (i)(E) thereof, and inserting "; and" therefor, and deleting "; and" at the end of clause (i)(F) thereof and inserting a comma therefor.

               (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

               (c) The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

         ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

               (a) The Borrowers hereby confirm, reaffirm and restate to each of the Banks and the Agent all of the representations and warranties set forth in
Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

               (b) (i) The execution, delivery and performance by each Borrower of this Amendment No. 4 are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 4 is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 4 does not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or
(C) violate any requirement of law.

         ARTICLE 3. ACKNOWLEDGEMENT.

                  The Borrowers hereby acknowledge that $35,000,000 was borrowed under the Loan Agreement on April 1, 2002, the proceeds of which were used to repay certain existing unsecured debt set forth in Paragraph III on Schedule 7.1 to the Loan Agreement, as permitted under subsection 7.8(d) of the Loan Agreement.

         ARTICLE 4. MISCELLANEOUS.

               SECTION 4.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement" shall be deemed to refer to the Original Loan Agreement, as amended hereby, (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

               SECTION 4.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

               SECTION 4.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                             HEALTH CARE REIT, INC.
                             HCRI PENNSYLVANIA PROPERTIES, INC.
                             HCRI OVERLOOK GREEN, INC.
                             HCRI TEXAS PROPERTIES, INC.
                             HCRI TEXAS PROPERTIES, LTD.
                               BY HEALTH CARE REIT, INC.,
                               ITS GENERAL PARTNER
                             HCRI NEVADA PROPERTIES, INC.
                             HCRI LOUISIANA PROPERTIES, L.P.
                               BY HCRI SOUTHERN INVESTMENTS I, INC.,
                               ITS GENERAL PARTNER
                             HEALTH CARE REIT INTERNATIONAL, INC.
                             HCN ATLANTIC GP, INC.
                             HCN ATLANTIC LP, INC.
                             HCN BCC HOLDINGS, INC.
                             HCRI INDIANA PROPERTIES, INC.
                             HCRI INDIANA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.,
                               ITS MEMBER
                             HCRI LIMITED HOLDINGS, INC.
                             HCRI MASSACHUSETTS PROPERTIES, INC.
                             HCRI MASSACHUSETTS PROPERTIES TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                             HCRI HOLDINGS TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                             HCRI NORTH CAROLINA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                             HCRI SOUTHERN INVESTMENTS I, INC.
                             HCRI TENNESSEE PROPERTIES, INC.
                             PENNSYLVANIA BCC PROPERTIES, INC.


                             BY:  /S/ GEORGE L. CHAPMAN
                                ---------------------------------------
                                  CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 4 to Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 4 to Loan Agreement separately for each of the above named entities.

                              KEY CORPORATE CAPITAL INC.,
                              AS AGENT AND AS A BANK



                              BY:  /S/ F. D. KELLY III   VICE PRESIDENT
                                   ------------------------------------
                                                          TITLE


                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              Key Corporate Capital Inc.
                              127 Public Square, MC:OH-01-27-0605
                              Cleveland, Ohio 44114
                              Attention: Healthcare Administrative
                                                Assistant

                              Address for Notices:

                              Key Corporate Capital Inc.
                              127 Public Square, MC:OH-01-27-0605
                              Cleveland, Ohio 44114
                              Attention: Ms. Angela Mago
                              Telecopier: (216) 689-5970























                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                              FLEET NATIONAL BANK
                              AS SYNDICATION AGENT AND AS A BANK



                              BY:  /S/ JOHN C. AUTH              VICE PRESIDENT
                                 ----------------------------------------------
                                                                      TITLE


                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              Fleet National Bank
                              1185 Avenue of the Americas
                              New York, New York 10036
                              Attention: Mr. John C. Auth

                              Address for Notices:

                              Fleet National Bank
                              1185 Avenue of the Americas
                              New York, New York 10036
                              Attention: Mr. John C. Auth
                              Telecopier: (212) 819-4112

















                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                              HARRIS TRUST AND SAVINGS BANK



                              BY:  /S/ EDWARD MCGUIRE         VICE PRESIDENT
                                 -------------------------------------------
                                                                  TITLE


                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              Harris Trust and Savings Bank
                              111 West Monroe
                              Chicago, Illinois 60603
                              Attention: Edward McGuire

                              Address for Notices:

                              Harris Trust and Savings Bank
                              111 West Monroe
                              Chicago, Illinois 60603
                              Attention: Edward McGuire
                              Telecopier: (312) 293-5852


















                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                                  COMERICA BANK


                                  BY:  /S/ JEFFREY R. GARDNER   ACCOUNT OFFICER
                                     ------------------------------------------
                                                                    TITLE


                                  Lending Office for Base Rate Loans and
                                  LIBOR Loans:

                                  Comerica Bank
                                  Comerica Tower at Detroit Center
                                  500 Woodward Avenue
                                  Detroit, Michigan 48226
                                  Attention: Jeffrey Gardner

                                  Address for Notices:

                                  Comerica Bank
                                  Comerica Tower at Detroit Center
                                  500 Woodward Avenue
                                  Detroit, Michigan 48226
                                  Attention: Jeffrey Gardner
                                  Telecopier: (313) 222-3420

























                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                                  BANK OF AMERICA


                                  BY:  /S/ KEVIN WAGLEY              PRINCIPAL
                                     -----------------------------------------
                                                                       TITLE


                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  Bank of America
                                  100 North N. Tryon Street
                                  Charlotte, North Carolina 28255-0001
                                  Attention: Mr. Kevin Wag

                                  Address for Notices:

                                  Bank of America
                                  100 North N. Tryon Street
                                  Charlotte, North Carolina 28255-0001
                                  Attention: William Duke
                                  Telecopier: (704) 388-6002












                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                                  BANK ONE, N.A.


                                  BY  /S/ JAN E. PETRIK    FIRST VICE PRESIDENT
                                     ------------------------------------------
                                                                  TITLE


                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  Bank One, N.A.
                                  600 Superior
                                  Cleveland, Ohio 44114
                                  Attention: Commercial Loan Operations

                                  Address for Notices:

                                  Bank One, N.A.
                                  Commercial Banking
                                  600 Superior
                                  Cleveland, Ohio  44114
                                  Attention: Ms. Jan Petrik
                                  Telecopier: (216) 781-4567


















                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                               NATIONAL CITY BANK


                               BY:  /S/ DOUGLAS L. BOX    SENIOR VICE PRESIDENT
                                  ---------------------------------------------
                                                                TITLE


                               Lending Office for Base Rate Loans
                               and LIBOR Loans:

                               National City Bank
                               405 Madison Avenue
                               Toledo, Ohio  43604
                               Attention: Mr. Douglas Box

                               Address for Notices:

                               National City Bank
                               405 Madison Avenue
                               Toledo, Ohio  43604
                               Attention: Mr. Douglas Box
                               Telecopier: (419) 259-6666




















                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                     MANUFACTURERS AND TRADERS TRUST COMPANY


                     BY:  /S/ C. GREGORY VOGELSANG      ASSISTANT VICE PRESIDENT
                        --------------------------------------------------------
                                                        TITLE


                     Lending Office for Base Rate Loans
                     and LIBOR Loans:

                     M & T Center
                     One Fountain Plaza, 12th Floor
                     Buffalo, New York 14203-1495
                     Attention: Mr. C. Gregory Vogelsang

                     Address for Notices:

                     M & T Center
                     One Fountain Plaza, 12th Floor
                     Buffalo, New York 14203-1495
                     Attention: Mr. Gregory Vogelsang
                     Telecopier: (716) 848-7318























                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                       KBC N.V.


                       BY:  /S/ JEAN-PIERRE DIELS     FIRST VICE PRESIDENT
                          -------------------------------------------------
                                                            TITLE


                       BY:  /S/ ERIC RASKIN               VICE PRESIDENT
                          -------------------------------------------------
                                                            TITLE


                       Lending Office for Base Rate Loans
                       and LIBOR Loans:

                       KBC N.V.
                       125 West 55th Street
                       New York, New York 10019
                       Attention: Coralie Van Wilder

                       Address for Notices:

                       KBC N.V.
                       125 West 55th Street
                       New York, New York 10019
                       Attention: Coralie Van Wilder
                       Telecopier: (212) 541-0793
























                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement

                                    EXHIBIT 1
                      TO AMENDMENT NO. 4 TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------


                                LIST OF BORROWERS
                                -----------------



NAME OF BORROWER                                          STATE OF ORGANIZATION
----------------                                          ---------------------

Health Care REIT, Inc.                                           Delaware
HCRI Pennsylvania Properties, Inc.                             Pennsylvania
HCRI Overlook Green, Inc.                                      Pennsylvania
HCRI Texas Properties, Inc.                                      Delaware
HCRI Texas Properties, Ltd.                                       Texas
HCRI Louisiana Properties, L.P.                                  Delaware
Health Care REIT International, Inc..                            Delaware
HCN Atlantic GP, Inc.                                            Delaware
HCN Atlantic LP, Inc.                                            Delaware
HCRI Nevada Properties, Inc.                                      Nevada
HCN BCC Holdings, Inc.                                           Delaware
HCRI Holdings Trust                                           Massachusetts
HCRI Indiana Properties, Inc.                                    Delaware
HCRI Indiana Properties, LLC                                     Indiana
HCRI Limited Holdings, Inc.                                      Delaware
HCRI Massachusetts Properties Trust                           Massachusetts
HCRI Massachusetts Properties, Inc.                              Delaware
HCRI North Carolina Properties, LLC                              Delaware
HCRI Southern Investments I, Inc.                                Delaware
HCRI Tennessee Properties, Inc.                                  Delaware
Pennsylvania BCC Properties, Inc.                              Pennsylvania





















                             Health Care REIT, Inc.
               Signature Page to Amendment No. 4 to Loan Agreement